EXHIBIT 16

                     COMPUTATION OF PERFORMANCE QUOTATIONS
                        PROVIDED IN RESPONSE TO ITEM 22
                                  (UNAUDITED)

                              Templeton World Fund


            AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR EDNING 8/31/95

                                P (1 + T)N = ERV

                            $1000 (1 + T)1 = $1,356

                                 1 + T = 1.356

                                   T = .0356

                                   T = 3.56%


           AVERAGE ANNUAL TOTAL RETURN FOR FIVE YEARS ENDING 8/31/95

                           $1000 (1 + R)5 = $1,874.45

                               (1 + R)5 = 1.8744

                                 1 + R = 1.1339

                                   R = .1339

                                   R = 13.39%


                 ANNUAL TOTAL RETURN FOR TEN YEARS ENDING 8/31/

                          $1000 (1 + T)10 = $3,367.628

                               (1 + T)10 = 3.3676

                                 1 + T = 1.1291

                                   T = .1291

                                   T = 12.91%


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                                   EXHIBIT 16

                     COMPUTATION OF PERFORMANCE QUOTATIONS
                        PROVIDED IN RESPONSE TO ITEM 22
                                  (UNAUDITED)

                             Templeton Foreign Fund


            AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDING 8/31/95

                                P (1 + T)N = ERV

                             $1000 (1 + T)1 = $972

                                 1 + T = .09721

                                   T = .0279

                                    T = 2.79


           AVERAGE ANNUAL TOTAL RETURN FOR FIVE YEARS ENDING 8/31/95

                            $1000 (1 + R)5 = $1,538

                                (1 + R)5 = 1.538

                                 1 + R = 1.0899

                                   R = .0899

                                   R = 8.99%


                ANNUAL TOTAL RETURN FOR TEN YEARS ENDING 8/31/95

                            $1000 (1 + T)10 = $4,574

                               (1 + T)10 = 4.574

                                 1 + T = 1.1642

                                   T = .1642

                                   T = 16.42%